Exhibit 99.2

                          JOINT PLAN OF REORGANIZATION
                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                                 ) Chapter 11
                                                       )
14605 INCORPORATED                                     )
(f/k/a Pharmaceutical Formulations, Inc.),             ) Case No. 05-11910 (MFW)
                                                       )
                                                       )
Debtor.                                                )

                NOTICE OF ENTRY OF ORDER CONFIRMING THE DEBTOR'S
                 FIRST AMENDED CHAPTER 11 PLAN OF REORGANIZATION

PLEASE TAKE NOTICE THAT:

Confirmation of the Plan. On February 24, 2006 (the "Confirmation Date"), the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") entered the Order Confirming the Debtor's First Amended Chapter 11 Plan of Reorganization [D.I. 583] (the "Confirmation Order"). The Confirmation Order confirms the Debtor's First Amended Chapter 11 Plan of Reorganization dated January 12, 2006 [D.I. 568] (the "Plan") proposed by the above-captioned debtor and debtor in possession (the "Debtor"). The Confirmation Order and the Plan are on file with the Bankruptcy Court and may be reviewed during regular Bankruptcy Court hours or by visiting the Bankruptcy Court's Website at www.deb.uscourts.gov. Except as otherwise provided in the Confirmation Order or the Plan, as of the Effective Date(1) of the Plan, (a) the provisions of the Plan are binding upon the Debtor, any entity acquiring property under the Plan and any creditor or Interest holder of the Debtor, whether or not the Claim or Interest of such creditor or Interest holder is impaired under the Plan and whether or not such creditor or Interest holder has accepted the Plan, and (b) all Entities who have held, hold or may hold any Claims or Causes of Action against any of the Entities released pursuant to the Plan are permanently enjoined from and after the Confirmation Date from the prosecution, whether directly, indirectly, derivatively or otherwise, of any such Claim or Cause of Action.

Effective Date. The Effective Date of the Plan shall be the first business day following the date on which each of the conditions set forth in section 9.2 of the Plan have been satisfied or waived (if waivable). You will receive a further notice upon the occurrence of the Effective Date.

Executory Contracts and Unexpired Leases; Bar Date. As set forth in the Plan, all executory contracts and unexpired leases are deemed rejected except for those contracts or leases that were previously assumed or rejected pursuant to an order of the Bankruptcy Court or are the subject of a motion to assume or reject such contract or lease filed prior to the Confirmation Date.

----------
(1) All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.


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

Claims arising out of the rejection of an executory contract or unexpired lease pursuant to the Plan must be filed with the Bankruptcy Court by 4:00 p.m. (ET) on March 27, 2006, the date which is thirty (30) days after the mailing of this notice of entry of the Confirmation Order. Any Claim not filed within such applicable time period will be disallowed as a late filed claim.

Dated:  Wilmington, Delaware
        February 28, 2006            YOUNG CONAWAY STARGATT & TAYLOR, LLP

                                     /s/ Donald J. Bowman
                                     -------------------------------------------
                                     Michael R. Nestor (No. 3526)
                                     Matthew B. Lunn (No. 4119)
                                     Donald J. Bowman, Jr. (No.4383)
                                     The Brandywine Building
                                     1000 West Street, 17th Floor
                                     Wilmington, Delaware 19801
                                     Tel:  (302) 571-6600

                                     Counsel for Debtor and Debtor in Possession


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

                                    EXHIBIT A


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

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-----------------------------------------------          Chapter 11

In re:

                                                         Case No. 05-11910 (MFW)
14605 INCORPORATED
(f/k/a Pharmaceutical Formulations, Inc.),

                                        Debtor.          Ref. Docket No. 568

-----------------------------------------------

       FINDINGS OF FACT, CONCLUSIONS OF LAW AND ORDER CONFIRMING DEBTOR'S FIRST AMENDED CHAPTER 11 PLAN OF REORGANIZATION, AS MODIFIED, PURSUANT
               TO CHAPTER 11 OF TITLE 11 OF THE UNITED STATES CODE

      Upon consideration of the Debtor's First Amended Chapter 11 Plan of Reorganization, dated January 12, 2006, as may be amended and/or modified (the "Plan") at or in connection with the hearing on confirmation thereof (the "Confirmation Hearing") or pursuant to the terms of this order confirming the Plan (the "Confirmation Order"), which is (i) a further modified version of that certain Debtor's Chapter 11 Plan of Reorganization, which was filed with this Bankruptcy Court by the above-captioned debtor and debtor in possession (the "Debtor") on November 4, 2005, and (ii) described on the record of the Confirmation Hearing and in this Confirmation Order; and upon the related Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with Respect to the Debtor's First Amended Chapter 11 Plan of Reorganization (the "Disclosure Statement"); and upon the record of the hearing before the Bankruptcy Court on January 12, 2006, where the Bankruptcy Court approved the Disclosure Statement and subsequently thereafter entered the Order (i) Approving the Disclosure Statement; (ii) Approving Form and Manner of Solicitation Packages; (iii) Approving the Form and Manner of Notice of the Confirmation Hearing; (iv) Establishing Record Date and Approval Procedures for Distribution of Solicitation Packages; (v) Approving Forms of Ballots; (vi) Establishing Deadline for Receipt of Ballots; (vii) Approving Procedures for Vote Tabulations; (viii) Establishing Deadline and Procedure for Filing Objections to Confirmation of the Plan; and
(ix) Granting Related Relief [Docket No. 504] (the "Disclosure Statement Order"); and the Bankruptcy Court, through the Disclosure Statement Order, having, inter alia: (i) authorized the Debtor to solicit acceptances or rejections of the Plan; (ii) approved the forms of Ballots to be transmitted with the Disclosure Statement and the Plan for voting purposes; (iii) set the deadline for objections to the Plan for February 21, 2006 at 4:00 p.m.; and (iv) scheduled the Confirmation Hearing to commence on February 24, 2006 at 11:30 a.m. or as soon thereafter as counsel can be heard; and it appearing that due notice of the Confirmation Hearing has been given to holders of Claims against the Debtor, Interests in the Debtor and all other parties-in-interest in accordance with the Disclosure Statement Order, the Bankruptcy Code and the Bankruptcy Rules; and affidavits, dated January 27, 2006 (collectively, the "Affidavit of Mailing"), having been filed by Delaware Claims Agency LLC, the balloting agent (the "Balloting Agent"), attesting to the mailing to the parties identified therein of the Plan, the Disclosure Statement, the applicable Ballot(s), and related solicitation materials and/or a notice of the Confirmation Hearing (the "Solicitation Package"), as appropriate, in accordance with the Disclosure Statement Order; and an affidavit having been filed by representatives of The New York Times (National Edition) attesting to the publication of a notice of the Confirmation Hearing in such newspaper, on January 31, 2006, in accordance with the Disclosure Statement Order (the "Affidavit of Publication"); and a representative of the Balloting Agent having filed an affidavit, dated February 21 2006, certifying the Ballots accepting or rejecting the Plan (the "Vote Certification"); and upon the Declaration of James
C. Ingram in Support of Confirmation of the Debtor's First Amended Chapter 11 Plan of Reorganization, dated February 22, 2006 (the "Declaration"); and the supplement to the Plan having been filed on


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

February 14, 2006 (the "Plan Supplement"); and the Bankruptcy Court having reviewed the Plan, the Disclosure Statement, the Disclosure Statement Order, the Vote Certification, the Affidavit of Mailing, the Affidavit of Publication, the Plan Supplement, and the Declaration; and upon all of the evidence adduced and the arguments of counsel made at the Confirmation Hearing; and upon the entire record of the Debtor's Chapter 11 Case, including all exhibits introduced into evidence at the Confirmation Hearing; and the Bankruptcy Court having taken judicial notice of the papers and pleadings on file in the Chapter 11 Case; and after due deliberation; and sufficient cause appearing therefor, the Bankruptcy Court hereby makes the following Findings of Fact, Conclusions of Law and Order.

I.    FINDINGS OF FACT.

      A. DEFINITIONS. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan.

      B. NOTICE OF CONFIRMATION HEARING. Notice of the Confirmation Hearing and the relevant deadlines for submission of objections and ballots, as prescribed by this Bankruptcy Court in the Disclosure Statement Order, has been provided, as more fully reflected in the Affidavit of Mailing and the Affidavit of Publication, and such notice is adequate and sufficient pursuant to section 1128 of the Bankruptcy Code, Bankruptcy Rules 2002(b) and 3020(b) and other applicable law and rules.

      C. TRANSMISSION OF BALLOTS. Ballots were transmitted to holders of Claims in Classes eligible to vote on the Plan in accordance with the Disclosure Statement Order.


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

      D. GOOD FAITH SOLICITATION. The Debtor solicited votes for the Plan in good faith and in a manner consistent with the Bankruptcy Code and Bankruptcy Rules 3017 and 3018.

      E.    COMPLIANCE WITH THE REQUIREMENTS OF SECTION 1129 OF THE BANKRUPTCY
            CODE.

            1. Section 1129(a)(1) - Compliance of the Plan with Applicable Provisions of the Bankruptcy Code.

            The Plan complies with all applicable provisions of the Bankruptcy Code, as required by section 1129(a)(1) of the Bankruptcy Code, including, without limitation, sections 1122 and 1123 of the Bankruptcy Code. Therefore, the Plan satisfies the requirements of section 1129(a)(1) of the Bankruptcy Code.

                  a. Sections 1122 and 1123(a)(1)-(4) - Classification and Treatment of Claims and Interests.

            Pursuant to sections 1122(a) and 1123(a)(1) of the Bankruptcy Code,
Article II of the Plan designates Classes of Claims and Interests, other than Administrative Claims, Priority Tax Claims, CIT DIP Claim, ICC DIP Claims and Fee Claims.(1) As required by section 1122(a) of the Bankruptcy Code, each Class of Claims or Interests contains only Claims or Interests that are substantially similar to the other Claims or Interests within that Class. Pursuant to sections 1123(a)(2) and 1123(a)(3) of the Bankruptcy Code, Article III and Article IV of the Plan specify all Classes of Claims and Interests that are impaired or not impaired under the Plan and Article IV of the Plan specifies in extenso the treatment of all Classes of Claims and Interests that are impaired under the Plan. Pursuant to section 1123(a)(4) of the Bankruptcy Code, Article III and
Article IV of the Plan also provide the same treatment for each Claim or Interest within a

----------
(1) Pursuant to section 1123(a)(1) of the Bankruptcy Code, these Claims are not required to be classified.


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

particular Class, unless the holder of a Claim or Interest agrees to less favorable treatment of its Claim or Interest. Therefore, the Plan satisfies the requirements of sections 1122 and 1123(a)(1) through (4) of the Bankruptcy Code.

                  b. Section 1123(a)(5) - Adequate Means for Implementation of the Plan.

            Article V of the Plan and various other provisions of the Plan provide adequate means for implementing the Plan, including, among other things,
(i) appointment of the Plan Administrator; (ii) approval of the Global Settlement; (iii) identification of certain causes of action to be retained; and
(iv) establishment of the Administrative Claims Reserve, the Plan Expense Reserve and the reserve for Fee Claims. The Debtor will have, upon the Effective Date of the Plan, sufficient Cash to make all payments required to be made pursuant to the terms of the Plan. Accordingly, the Plan satisfies the requirements of section 1123(a)(5) of the Bankruptcy Code.

                  c. Section 1123(a)(6) - Prohibition Against the Issuance of Nonvoting Equity Securities and Adequate Provisions for Voting Power of Classes of Securities.

            As provided in section 5.4 of the Plan, if necessary under section 1123(a)(6) of the Bankruptcy Code, the Debtor's Charter will be amended as of the Effective Date to the extent necessary to prohibit the issuance of nonvoting equity securities. On the Effective Date, other than the Class 12 Interests held by ICC, all other Interests in the Debtor (classified as Class 13 Interests), including any securities possessing voting power will be cancelled. Accordingly, the Plan complies with the requirements of section 1123(a)(6) of the Bankruptcy Code.

                  d. Section 1123(a)(7) - Selection of Directors and Officers in a Manner Consistent with the Interests of Creditors and Equity Security Holders and Public Policy.

            Pursuant to and in accordance with Article V of the Plan, the Plan Administrator and its duties are designated in the Plan and the Plan Administration Agreement, as well as on the


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

record of the Confirmation Hearing. The manner of selection of the Plan Administrator is consistent with the interests of the Debtor's creditors and equity security holders and with public policy. The identity of the officers and directors of Reorganized PFI have been identified in the Plan Supplement and/or on the record of the Confirmation Hearing. Therefore, the Plan satisfies the requirements of section 1123(a)(7) of the Bankruptcy Code.

                  e. Section 1123(b)(1)-(2) - Impairment of Claims and Interests and Assumption, Assumption and Assignment or Rejection of Executory Contracts and Unexpired Leases.

            In accordance with section 1123(b)(l) of the Bankruptcy Code, Articles III and IV impair or leave unimpaired, as the case may be, each Class of Claims or Interests. In accordance with section 1123(b)(2) of the Bankruptcy Code, Article VIII of the Plan provides for the rejection of executory contracts and unexpired leases of the Debtor that have not been previously assumed or rejected pursuant to section 365 of the Bankruptcy Code and appropriate authorizing orders of the Bankruptcy Court. Therefore, the Plan complies with section 1123(b)(1) and (2) of the Bankruptcy Code.

                  f. Section 1123(b)(3) - Retention, Enforcement and Settlement of Claims Held by the Debtor.

            In accordance with section 1123(b)(3) of the Bankruptcy Code, sections 7.6 and 7.9 of the Plan provides for the settlement or adjustment of Disputed Claims and Avoidance Actions belonging to the Debtor or its estate. Therefore, the Plan satisfies section 1123(b)(3) of the Bankruptcy Code.


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

                  g. Section 1123(b)(5) - Modification of the Rights of Holders of Claims.

            Article III and Article IV of the Plan modify or leave unaffected, as the case may be, the rights of holders of each Class of Claims and Interests and, therefore, the Plan satisfies section 1123(b)(5) of the Bankruptcy Code.

                  h.    Section 1123(b)(6) - Consistency with the Bankruptcy
                        Code

            The Plan contains no provision that is inconsistent with the applicable provisions of the Bankruptcy Code and therefore satisfies section 1123(b)(6) of the Bankruptcy Code.

            2. Section 1129(a)(2) - Compliance with Applicable Provisions of the Bankruptcy Code.

            The Debtor has complied with the applicable provisions of the Bankruptcy Code with respect to the Plan as required by section 1129(a)(2) of the Bankruptcy Code. The Disclosure Statement and the procedures by which the Ballots for acceptance or rejection of the Plan were solicited and tabulated were fair, properly conducted and in accordance with sections 1125 and 1126 of the Bankruptcy Code, Bankruptcy Rules 3017 and 3018 and the Disclosure Statement Order. Therefore, the Debtor has satisfied the requirements of section 1129(a)(2) of the Bankruptcy Code.

            3.    Section 1129(a)(3) - Proposal of the Plan in Good Faith.

            The Plan has been negotiated at arms' length, and it was formulated and proposed in good faith and not by any means forbidden by law, as evidenced by, among other things, the totality of the circumstances surrounding the formulation of the Plan and the reasonable likelihood that the Plan will achieve a result consistent with the objectives and purposes of the Bankruptcy Code. The Debtor, the Debtor's officers, directors and professionals, the Committee, the Committee members and the Committee's professionals, and ICC and its officers, directors and professionals, have acted in "good faith" in connection with the Plan within the meaning of section 1125(e) of the Bankruptcy Code. Therefore, the Plan satisfies the requirements of section 1129(a)(3) of the Bankruptcy Code.

            4. Section 1129(a)(4) - Bankruptcy Court Approval of Certain Payments as Reasonable.

            Any payments made or to be made by the Debtor under the Plan for services or for costs and expenses in, or in connection with, the Chapter 11 Case, or in connection with the Plan and incident to the Chapter 11 Case, have been approved by, or will be subject to the approval of the Bankruptcy Court as reasonable. Therefore, the Plan satisfies the requirements of section 1129(a)(4) of the Bankruptcy Code.

            5. Section 1129(a)(5) - Disclosure of Identity of Proposed Management, Compensation of Insiders and Consistency of Management Proposals with the Interests of Creditors and Public Policy.

            The Debtor, in the Plan Supplement and/or on the record of the Confirmation Hearing, has disclosed the identity and affiliations of the individuals proposed to serve as officers and directors of Reorganized PFI after confirmation of the Plan. The identify of the Plan Administrator was disclosed on the record of the Confirmation Hearing. The appointment to, or continuation in, such offices of such officers or directors is consistent with the interests of creditors and with public policy. The identity of any insider that will be so employed, retained or appointed, and the nature of such insider's compensation has also been fully disclosed to the extent known and/or applicable. Therefore, the Plan satisfies the requirements of section 1129(a)(5) of the Bankruptcy Code.

            6.    Section 1129(a)(6) - Approval of Rate Changes.

            Section 1129(a)(6) of the Bankruptcy Code is inapplicable to the Plan because, after the Effective Date, there are no rate changes provided for in the Plan for which a


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

governmental regulatory commission will have jurisdiction over Reorganized PFI after confirmation of the Plan.

            7. Section 1129(a)(7) - Best Interests of Holders of Claims and Interests.

            With respect to each impaired Class of Claims or Interests, each holder of a Claim or Interest in such impaired Class (i) has accepted the Plan or (ii) will receive or retain under the Plan on account of such Claim or Interest property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if the Debtor was liquidated under chapter 7 of the Bankruptcy Code on the Effective Date. Therefore, the Plan satisfies the requirements of section 1129(a)(7) of the Bankruptcy Code.

            8.    Section 1129(a)(8) - Acceptance of the Plan by Each Impaired
                  Class.

            As reflected in the Vote Certification, Classes 9, 10, and 11 are impaired by the Plan and each Class has voted to accept the Plan. Because the holders of Class 13 Interests will not receive or retain any property on account of such Interests, pursuant to section 1126(g) of the Bankruptcy Code, Class 13 is deemed not to have accepted the Plan. Notwithstanding the lack of compliance with section 1129(a)(8) of the Bankruptcy Code with respect to Class 13, the Plan is confirmable because, as described below, the Plan satisfies the "cramdown" requirements of section l129(b) of the Bankruptcy Code with respect to such Class.

            9. Section 1129(a)(9) - Treatment of Claims Entitled to Priority Pursuant to Section 507(a) of the Bankruptcy Code.

            Except to the extent that the holder of a particular Allowed Claim has agreed to a different treatment of such Claim, the Plan provides that Allowed Administrative Claims, Priority Tax Claims, CIT DIP Claim, ICC DIP Claims, Fee Claims and Other Priority Claims will be treated in accordance with section 1129(a)(9) of the Bankruptcy Code. Therefore, the Plan satisfies the requirements of section 1129(a)(9) of the Bankruptcy Code.


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

            10. Section 1129(a)(10) - Acceptance By at Least One Impaired, Non-Insider Class.

            As indicated in the Vote Certification, at least one of the Classes of Claims that is impaired under the Plan has voted to accept the Plan, which acceptance has been determined without including any acceptance of the Plan by any insider of the Debtor. Therefore, the Plan satisfies the requirements of section 1129(a)(10) of the Bankruptcy Code.

            11.   Section 1129(a)(11) - Feasibility of the Plan.

            The Global Settlement described in Article VI of the Plan provides for, among other things, a commitment by ICC to contribute Cash in an amount necessary to ensure that the holders of Allowed Administrative Claims, Priority Tax Claims and Fee Claims and Allowed Claims in Classes 1, 9 and 10 receive the distributions required under the Plan. Additionally, Article VII of the Plan provides for the creation of reserves for Disputed Administrative Claims, Priority Tax Claims, Other Priority Claims, General Unsecured Claims and Plan Expenses, which will consist of Cash held in reserve, from and after the Effective Date, by the Plan Administrator, for the benefit of the holders of Disputed Claims and to implement the Plan. Accordingly, confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of the Debtor, except as contemplated by the Plan. Therefore, the Plan satisfies the requirements of section 1129(a)(11) of the Bankruptcy Code.

            12.   Section 1129(a)(12) - Payment of Bankruptcy Fees.

            Section 11.5 of the Plan provides that all fees payable pursuant to section 1930 of Title 28 of the United States Code shall be paid on the Effective Date (if due) or by the Plan Administrator when otherwise due out of the reserve set aside on the Effective Date by the Plan Administrator to fund Plan Expenses. Therefore, the Plan satisfies the requirements of section 1129(a)(12) of the Bankruptcy Code.


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

            13.   Section 1129(a)(13) - Continuation of Retiree Benefits.

            The Debtor does not have any "retiree benefits" programs, as such term is defined in section 1114 of the Bankruptcy Code, and therefore section 1129(a)(13) of the Bankruptcy Code is inapplicable to the Plan.

            14. Section 1129(b) - Confirmation of the Plan over the Non-Acceptance of Impaired Classes.

            Pursuant to section 1129(b)(1) of the Bankruptcy Code, the Plan may be confirmed notwithstanding that Class 13 Interests are impaired and are deemed not to have accepted the Plan pursuant to section 1126(g) of the Bankruptcy Code. Other than the failure to satisfy the requirement in section 1129(a)(8) of the Bankruptcy Code with respect to Class 13, all of the requirements of section 1129(a) of the Bankruptcy Code have been met. The Plan does not discriminate unfairly and is fair and equitable with respect to Class 13. No holders of Claims or Interests junior to the Interests in Class 13 will receive or retain any property under the Plan on account of their respective Interests and, as evidenced by the estimates contained in the Disclosure Statement and by the evidence in the record, no holders of Claims and/or Interests senior to Class 13 are receiving more than full payment on account of such senior Interests.

            15.   Bankruptcy Rule 3016(a).

            The Plan is dated and identifies the Debtor as the entity submitting the Plan.

            16.   Compliance with Bankruptcy Rule 3016(c).

            In accordance with Bankruptcy Rule 3016(c), sections 6.3 and 11.9 of the Plan describe in specific and conspicuous bold language all acts to be enjoined and identifies the entities subject to the injunction.


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

            17.   Section 1129(c) - Only One Plan.

            Other than the Plan (including previous versions thereof), no plan has been filed in the Chapter 11 Case. Accordingly, the requirements of section 1129(c) of the Bankruptcy Code have been satisfied.

            18.   Section 1129(d) - Principal Purpose of the Plan.

            No party in interest that is a governmental unit has requested that the Plan not be confirmed on the grounds that the primary purpose of the Plan is the avoidance of taxes or the avoidance of application of Section 5 of the Securities Act of 1933, and the primary purpose of the Plan is not avoidance of taxes or avoidance of the requirements of Section 5 of the Securities Act of 1933. Therefore, the Plan satisfies the requirements of section 1129(d) of the Bankruptcy Code.

      F.    SATISFACTION OF CONDITIONS PRECEDENT TO CONFIRMATION.

            Section 9.1 of the Plan sets forth the conditions precedent to confirmation that must be satisfied or duly waived. The conditions set forth in section 9.1 of the Plan have been satisfied.

II.   CONCLUSIONS OF LAW.

      A.    JURISDICTION AND VENUE.

            This Bankruptcy Court has jurisdiction over the Chapter 11 Case pursuant to 28 U.S.C. ss.ss. 157 and 1334. The Confirmation Hearing is a "core proceeding" pursuant to 28 U.S.C. ss. l57(b)(2), and this Bankruptcy Court has jurisdiction to enter a Final Order with respect thereto. Venue of the Chapter 11 Case in this Bankruptcy Court is proper pursuant to 28 U.S.C. ss.ss. 1408 and 1409. The Debtor constitutes an entity eligible for relief under section 109 of the Bankruptcy Code.


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

      B.    GOOD FAITH SOLICITATION.

            The Debtor has acted in good faith and in compliance with the applicable provisions of the Bankruptcy Code, pursuant to section l125(e) of the Bankruptcy Code, with respect to the formulation of the Plan, the solicitation of acceptances with regard thereto and the other property to be distributed thereunder. Pursuant to section l125(e) of the Bankruptcy Code, the transmittal of solicitation materials, the solicitation of acceptances of the Plan and the offering, issuance and distribution of consideration pursuant to the Plan are not, and will not be, governed by or subject to any otherwise applicable law, rule or regulation governing the solicitation of acceptance of a plan of reorganization or the offer, issuance or purchase of securities.

      C.    PLAN SUPPLEMENT.

            The provisions of the Plan Supplement are necessary and appropriate to implement the Plan.

      D.    THE GLOBAL SETTLEMENT.

            The Global Settlement by and between the Debtor, the Committee and ICC, as set forth in Article VI of the Plan, is fair, adequate and reasonable under all of the circumstances. All holders of Claims and Interests have received adequate notice of the Global Settlement and have had a sufficient opportunity to object to such settlement.

      E.    EXEMPTIONS FROM TAXATION.

            Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer, or exchange of a security, or the making or delivery of an instrument of transfer, under this Plan, including sales occurring on or after the date hereof, shall be entitled to the tax treatment provided by section 1146(c) of the Bankruptcy Code and each recording or other agent of any governmental office shall record any such documents of issuance, transfer, or exchange without any further direction or order from the Bankruptcy Court.

      F.    COMPLIANCE WITH SECTION 1129 OF THE BANKRUPTCY CODE.

            As set forth above, the Plan complies in all respects with the applicable requirements of section 1129 of the Bankruptcy Code.

      G.    REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

            The rejection of an executory contract or unexpired lease, as contemplated by Article VIII of the Plan, shall be legal, valid and binding upon the Debtor and all non-debtor parties to such executory contract or unexpired lease, all to the same extent as if such rejection had been effectuated pursuant to an appropriate authorizing order of the Bankruptcy Court entered before the Confirmation Date under section 365 of the Bankruptcy Code. Further, Article VIII of the Plan satisfies the requirements of section 365(b) of the Bankruptcy Code.

      H.    RELEASES.

            The evidence presented in connection with the Confirmation Hearing and the record of the Chapter 11 Case establishes that the releases described and contained in sections 6.1, 6.2 and 6.3 of the Plan are fair and necessary to the effective reorganization of the Debtor, and that the Released Parties receiving the benefit of the releases from the Releasors described and contained in sections 6.1, 6.2 and 6.3 of the Plan either have made substantial contributions toward the reorganization of the Debtor or have had substantial contributions made on their behalf, which are integral to the effectuation of the Plan and the consummation of the transactions contemplated therein including, without limitation, the funding of distributions to holders of Allowed Administrative and Priority Claims, Allowed Class 10 General Unsecured Claims and Allowed Class 9 Convenience Claims, the ICC Individual Release Consideration, and the waiver


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

by the Released Parties of their right to receive distributions under the Plan on account of, among other things, the ICC DIP Claims, the Class 4 ICC Prepetition Secured Claim the Subordinated Claims, all as more fully reflected in the Global Settlement, and all of which constitutes fair and adequate consideration for such releases. All holders of Claims and Interests have received adequate notice of the releases described in the Plan and have had sufficient opportunity to object to such provisions.

      I.    EXCULPATION

            The evidence presented in connection with the Confirmation Hearing and the record of the Chapter 11 Case establishes that the exculpation described and contained in section 11.7 of the Plan is fair and necessary to the effective reorganization of the Debtor, and that the parties receiving the benefit of the exculpation described and contained in section 11.7 either have made substantial contributions toward the reorganization of the Debtor or have had substantial contributions made on their behalf, which are integral to the effectuation of the Plan and the consummation of the transactions contemplated therein. All holders of Claims and Interests have received adequate notice of the exculpation described in the Plan and have had sufficient opportunity to object to such provision.

III.  ORDER.

            ACCORDINGLY, IT IS HEREBY ORDERED, ADJUDGED AND DECREED as follows:

      A.    CONFIRMATION OF THE PLAN.

            1. The Plan, as modified herein or on the record of the Confirmation Hearing, is confirmed in each and every respect pursuant to section 1129 of the Bankruptcy Code;

provided, however, that if there is any direct conflict between the terms of the Plan and the terms of this Confirmation Order, the terms of this Confirmation Order shall control.

            2. The Plan and any amendments, modifications and supplements thereto and all documents and agreements introduced into evidence at the Confirmation Hearing (including all exhibits and attachments thereto), and the execution, delivery and performance thereof by the Debtor, are authorized and approved, including the documents included in the Plan Supplement.

            3. The terms of the Plan are an integral part of this Confirmation Order and hereby are incorporated herein by reference and "So Ordered" in their entirety. In accordance with Article XI of the Plan, the Debtor shall be permitted to make additional conforming or non-material modifications to the Plan.

            4. The Plan satisfies section 1125 of the Bankruptcy Code without the need for re-solicitation.

            5. The treatment of Claims and Interests as provided in the Plan is approved.

            6. To the extent that any objections to confirmation of the Plan have not been withdrawn prior to entry of this Confirmation Order or otherwise resolved as stated on the record of the Confirmation Hearing, all such objections are hereby overruled.

            7. Objections to confirmation of the Plan that have been withdrawn shall be, and they hereby are, deemed withdrawn with prejudice.

      B.    EFFECTS OF CONFIRMATION.

            8. Binding Nature of Plan Terms. Immediately upon the entry of the Confirmation Order, the Plan and this Confirmation Order shall be binding upon and inure to the benefit of the Debtor, Reorganized PFI, any heirs, executors, administrators, successors and assigns and the holders of Claims or Interests, and their respective successors and assigns, whether or not they voted to accept the Plan.

            9. Cancellation and Surrender of Instruments, Securities and Other Documentation. Except as provided in any contract, instrument or other agreement or document created, entered into or delivered in connection with the Plan, on the Effective Date, all notes, instruments, agreements, certificates and other documents evidencing all Interests in the Debtor (other than the Class 12 Interests held by ICC) and any and all guarantees or obligations in respect of the foregoing shall be deemed cancelled and of no further force and effect, without any further action on the part of the Debtor, and any and all collateral in respect thereof shall be deemed released. The holders of or parties to such cancelled instruments, securities and other documentation shall have no rights arising from or relating to such instruments, securities and other documentation or the cancellation thereof. On the Effective Date, all Interests in the Debtor, other than Class 12 Interests held by ICC, will be cancelled.

      C.    TERMINATION, RELEASES, AND INJUNCTION.

            10. Satisfaction and Termination of Interests. Except as otherwise expressly provided for in the Plan or in this Confirmation Order, the rights afforded under the Plan and the treatment of Claims and Interests under the Plan shall be in exchange for and in complete satisfaction and release of such Claims and Interests of any nature whatsoever, including any interest accrued on such Claims and Interests against the Debtor and its estate, Reorganized PFI, the Plan Administrator or any of their assets or properties.

            11. General Release. Pursuant to section 6.2 of the Plan, on the Effective Date, the Releasors hereby unconditionally and irrevocably release the Released Parties from any and all direct, indirect or derivative claims, obligations, suits, judgments, damages, rights, causes of action, liabilities, claims or rights of contribution and indemnification, and all other controversies of every type, kind, nature, description or character whatsoever, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, then existing or thereafter arising, in law, equity or otherwise that are based in whole or in part upon any act or omission, transaction, event or other occurrence taking place from the beginning of the world to the Effective Date arising from or relating in any way, directly or indirectly, to the Debtor, its assets, operations or liabilities, the Chapter 11 Case, the Plan, or the Disclosure Statement; provided however, that the Releasors shall not be deemed to have released any rights to enforce the terms of the Plan or their rights to distributions thereunder.

            12. Injunction. Pursuant to section 6.3 of the Plan, on the Effective Date, the Releasors shall be permanently enjoined from commencing, conducting or continuing in any manner, directly or indirectly, any suit, action or other proceeding of any kind, asserting any setoff, right of subrogation, contribution, indemnification or recoupment of any kind, directly or indirectly, or proceeding in any manner in any place inconsistent with the releases granted to the Released Parties pursuant to the Plan.

      D.    MATTERS RELATING TO IMPLEMENTATION OF THE PLAN.

            13. Pursuant to section 5.5 of the Plan, on the Effective Date, and automatically and without further action, (i) each existing member of the board of directors of the Debtor will be deemed to have resigned; (ii) the new board members shall be those identified in the Plan Supplement; and (iii) the Plan Administrator and Reorganized PFI shall be authorized and empowered to take all such actions and measures necessary to implement and administer the terms and conditions of the Plan.

            14. Pursuant to section 5.8 of the Plan, on the Effective Date, the Plan Administrator shall be deemed appointed and shall succeed to such powers as set forth in the Plan and Plan Administration Agreement. To the extent necessary or appropriate, the Plan Administrator shall be deemed to be a judicial substitute for the Debtor as the party-in-interest in the Chapter 11 Case, under this Plan or in any judicial proceeding or appeal to which a Debtor is a party, consistent with section 1123(b)(3)(B) of the Bankruptcy Code and section 303 of Delaware General Corporation Law.

            15. The Plan Administrator is authorized and empowered to take all actions and perform all acts reasonably necessary or appropriate to effectuate the consummation and implementation of the Plan consistent with the terms thereof. The Debtor and Reorganized PFI are authorized and empowered pursuant to section 303 of the Delaware Corporation Law to take any and all actions necessary or desirable to implement the transactions contemplated by the Plan and this Confirmation Order, all without further corporate action or action of the directors or stockholders of the Debtor or Reorganized PFI.

            16. The Global Settlement, as set forth in Article VI of the Plan, is approved as a good faith compromise and settlement pursuant to Bankruptcy Rule 9019, subject to the Effective Date.

            17. On the Effective Date, without any further action, Reorganized PFI will be vested with all of the property of the Debtor's Estate including, without limitation, 100% of the capital stock of Konsyl and the interest in the Purchase Price Escrow (but specifically excluding the particular property described in section 5.6(a)-(e) of the Plan), free and clear of all Claims, Liens and Interests, and shall have all of the powers of a corporation under applicable law. On the Effective Date, the Plan Administrator will be vested with all rights, title and interests in the property described in section 5.6(a)-(e) of the Plan free and clear of all Claims, Liens and Interests; provided, however, that all amounts remaining in the Class 10 Pool Escrow, the ICC Release Escrow, the Convenience Escrow, GECC Escrow, Vendor Equipment Escrow, Professional Fee Escrow, and KERP Escrow (if any, after all distributions are made under the Debtor's Key Employee Retention Plan, which was approved by order dated August 8, 2005) after the payment of all Allowed Claims in the Classes entitled to receive payments from such escrows under the Plan shall be promptly distributed to ICC by the Plan Administrator.

            18. As of the Effective Date, Reorganized PFI may operate its business and use, acquire and dispose of property and settle and compromise claims or interests without the supervision of the Bankruptcy Court or Plan Administrator, free of any restrictions of the Bankruptcy Code or Bankruptcy Rules.

            19. The waiver of Claims, injunction, indemnification, and exculpation provisions contained in the Plan are deemed incorporated herein by reference, as if set forth herein in extenso, and are approved in all respects and shall be effective as provided for in the Plan.

            20. Notwithstanding any provision contained herein or in the Plan to the contrary, no executory contract or unexpired lease of the Debtor shall be deemed assumed, assumed and assigned, or rejected by operation of the Plan or this Confirmation Order unless and until the Effective Date shall have occurred, and confirmation of the Plan shall not be deemed to have occurred with respect to such contracts and leases until the Effective Date.

            21. The Debtor reserves the right to revoke or withdraw the Plan, subject to order of the Bankruptcy Court, prior to the Effective Date. If the Debtor revokes or withdraws the Plan, then the result shall be the same as if the Confirmation Order was not entered and the Effective Date did not occur.

            22. The treatment and release of Claims against the Debtor, as provided for under the Plan, shall not diminish or impair the enforceability of any insurance policies that may cover Claims against the Debtor or any other Person or Entity.

            23. Notwithstanding that the Allowed amount of any particular Disputed Claim is reconsidered under the applicable provisions of the Bankruptcy Code and Bankruptcy Rules or is Allowed in an amount for which, after application of the payment priorities established by the Plan, there is insufficient value to provide a recovery equal to the amount received by other holders of Allowed Claims in the respective Class, no holder shall have recourse against the Debtor, Reorganized PFI, the Committee, the Plan Administrator, ICC, or any of their respective professional consultants, attorneys, advisors, officers, directors, members, affiliates or their successors or assigns, or any of their respective property.

            24. So long as such action does not materially and adversely affect the treatment of holders of Claims or Interests pursuant to the Plan, the Debtor, Reorganized PFI and/or the Plan Administrator may institute proceedings in this Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in the Plan or this Confirmation Order, with respect to such matters as may be necessary to carry out the purposes and effects of the Plan.

            25. The provisions of Rule 62 of the Federal Rules of Civil Procedure, as applicable pursuant to Bankruptcy Rule 7062, and Bankruptcy Rule 3020(e) shall not apply to this Confirmation Order and the Debtor is authorized, but not directed, to consummate the Plan immediately upon entry of this Confirmation Order.

            26. To the extent the Confirmation Order conflicts with the Disclosure Statement, the Plan, any other agreement entered into between the Debtor and any party or other orders of the court, the Confirmation Order shall control.

            27. Failure specifically to include or reference particular sections or provisions of the Plan or any related agreement in this Confirmation Order shall not diminish or impair the effectiveness of such sections or provisions, it being the intent of the Bankruptcy Court that the Plan be confirmed and such provisions and related agreements be approved in their entirety.

            28. From the Confirmation Date up to and including the Effective Date, the members of the Committee, appointed pursuant to section 1102 of the Bankruptcy Code, and their duly appointed successors shall continue to serve. On the Effective Date, the Committee shall be dissolved and the members thereof and the professionals retained by the Committee in accordance with section 1103 of the Bankruptcy Code (including, without limitation, attorneys, investment advisors, accountants and other professionals) shall be released and discharged from their respective fiduciary obligations, duties and responsibilities, provided that the Committee and each member thereof shall retain standing to appear and be heard on issues relating to the Chapter 11 Case and the Fee Claims.

      E.    ACTIONS IN FURTHERANCE OF THE PLAN.

            29. The approvals and authorizations specifically set forth in this Confirmation Order are nonexclusive and are not intended to limit the authority of the Debtor, Reorganized PFI, or the Plan Administrator to take any and all actions necessary or appropriate to implement, effectuate and consummate the Plan or this Confirmation Order. The Debtor, Reorganized PFI, and the Plan Administrator (with respect to his responsibilities under the Plan) are authorized and empowered, without further action of the Bankruptcy Court, to take any and all such actions as they may determine are necessary or appropriate to implement, effectuate and consummate the Plan and this Confirmation Order.

      F.    SUBSTANTIAL CONSUMMATION.

            30. The substantial consummation of the Plan, within the meaning of section 1127 of the Bankruptcy Code, is deemed to occur on the Effective Date.

      G.    CLAIMS BAR DATES AND OTHER CLAIMS MATTERS.

            31. Bar Date for Administrative Claims. Except as otherwise provided in the Plan or herein, unless previously filed, requests for payment of Administrative Claims that have arisen or will arise in the period from the Petition Date through and including the Effective Date must be filed and served on the Plan Administrator and its counsel, in accordance with the procedures set forth in the notice of entry of Confirmation Order, no later than twenty (20) days after the date of service of notice of the Effective Date. The Debtor shall be required to serve notice of such deadline only on those Persons or Entities with which the Debtor, upon review of their books and records, engaged in a business transaction during the period from the Petition Date through the Effective Date. Any Entity that is required to but fails or has failed to file an Administrative Claim request on or before the Administrative Claim Bar Date shall be forever barred from asserting such Administrative Claims against the Debtor, Reorganized PFI, ICC, the Plan Administrator or any of their respective property, and the holder thereof shall be enjoined from commencing or continuing any action, employment of process or act to collect, offset or recover such Administrative Claim.

            32. Bar Date for Fee Claims. Any and all parties requesting allowance and/or payment of a Fee Claim for any period ending on or before the Effective Date from the Debtor, shall file and serve final applications (the "Applications") therefor not later than the date that is forty-five (45) days after the Effective Date. The Applications shall be served upon the Plan Administrator and its counsel. Any professional who fails to file an Application by such date shall forever be barred from seeking and obtaining compensation and reimbursement for its services and disbursements under the Bankruptcy Code. In addition, after the Effective Date, the Plan Administrator shall be authorized and directed to pay the Allowed fees and expenses incurred by the Professionals during February 2006 and post-Effective Date from the Professional Fee Escrow.

      H.    RETENTION OF JURISDICTION.

            33. The Bankruptcy Court hereby retains jurisdiction of the Chapter 11 Case (a) pursuant to and for purposes of sections 105 and 1127 of the Bankruptcy Code, and (b) as set forth in section 10.1 of the Plan, which is incorporated herein by reference as if set forth in extenso.

      I.    NOTICE OF ENTRY OF CONFIRMATION ORDER.

            34. Pursuant to Bankruptcy Rules 2002(f)(7) and 3020(c), the Debtor is directed to serve a notice of the entry of this Confirmation Order and the establishment of bar dates for certain Claims hereunder (the "Confirmation Notice") by first class mail, within five (5) business days from the date hereof, upon (i) all Persons and Entities having filed a notice of appearance or request for notices in the Chapter 11 Case; and (ii) all holders of Claims and Interests.

            35. The determinations, findings, judgments, decrees and orders set forth herein constitute the Bankruptcy Court's findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. Each finding of fact set forth herein, to the extent it is or may be deemed a conclusion of law, also shall constitute a conclusion of law. Each conclusion of law set forth herein, to the extent it is or may be deemed a finding of fact, also shall constitute a finding of fact.

            36. The Debtor, ICC and the Committee have selected Buccino & Associates, Inc. to serve as the Plan Administrator under the Plan. The executed Plan Administration Agreement shall be filed with the Court on or before the Effective Date.

            37. In accordance with section 5.2 of the Plan, on the Confirmation Date ICC shall wire $1,850,000 to the Wilmington Trust Company, representing (i) $700,000 on account of the Class 10 Pool Escrow, (ii) $700,000 on account of the ICC Release Escrow; and (iii) $450,000 on account of the Convenience Escrow.

            38. As provided in Section 3(b) of the ICC DIP Loan Agreement, ICC's obligations to make ICC DIP Advances to the Debtor under the ICC DIP Loan Agreement shall terminate on the Effective Date.

            39. The Stipulation Among Debtor and General Electric Capital Corporation Resolving Objection to Plan (the "GECC Stipulation") annexed hereto as Exhibit A is hereby approved. Upon the release of the Payment (as defined in the GECC Stipulation) to GECC, Wilmington Trust Company, the escrow agent under the Escrow Agreement for Resolution of Claim of General Electric Capital Corporation, dated as of September 23, 2005 (the "Escrow Agreement"), is authorized and directed to promptly release the balance of the funds in the escrow account established by the Escrow Agreement to ICC.

            40. The headings contained within this Confirmation Order are used for the convenience of the parties and shall not alter or affect the meaning of the text of the Confirmation Order.

Dated: February 24, 2006
       Wilmington, Delaware

                                            /s/ Mary F. Walrath
                                            ------------------------------------
                                            Mary F. Walrath
                                            Chief United States Bankruptcy Judge

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

                                                      )
In re:                                                )  Chapter 11
                                                      )
14605 INCORPORATED                                    )
(f/k/a Pharmaceutical Formulations, Inc.),            )
                                                      )
                                                      )  Case No. 05-11910 (MFW)
                                                      )
                                    Debtor.           )

                  STIPULATION AMONG DEBTOR AND GENERAL ELECTRIC
                 CAPITAL CORPORATION RESOLVING OBJECTION TO PLAN

      The above captioned debtor and debtor in possession (the "Debtor") and General Electric Capital Corporation ("GECC") hereby stipulate and agree as follows:

      1. Upon Court approval of this stipulation, the Debtor shall provide written instructions to the escrow agent under the Escrow Agreement for Resolution of Claim of General Electric Capital Corporation, dated as of September 23, 2005 to release to GECC $41,416.78 (the "Payment") on account of attorneys' fees and expenses incurred by GECC in connection with the Debtor's chapter 11 case and in full and final satisfaction of the GECC Secured Claim (as defined in the Debtor's First Amended Chapter 11 Plan of Reorganization (as may be further amended or modified, the "Plan").

      2. Except as set forth here, GECC shall not object to or contest confirmation of the Plan.

      3. Upon approval of this stipulation, GECC's ballot voting against confirmation of the Plan shall be deemed withdrawn.

      4. Upon GECC's receipt of the Payment, ICC Industries, Inc. ("ICC") shall be deemed released and discharged from any and all claims, suits and liabilities arising from or related to the various agreements entered into by and between the Debtor and GECC, including but not limited to, any guarantees executed by ICC in favor of GECC relating to indebtedness of the Debtor to GECC.

      5. This Stipulation shall be referenced in, attached to, and approved by the Order confirming the Plan.

Dated: February 24, 2006

                                 YOUNG CONAWAY STARGATT & TAYLOR, LLP

                                 /s/ Matthew B. Lunn
                                 -----------------------------------------------
                                 Michael Nestor (No. 3526)
                                 Matthew B. Lunn (No. 4119)
                                 The Brandywine Building, 17th Floor
                                 1000 West Street
                                 PO Box 391
                                 Wilmington, DE 19899
                                 (302) 571-6600
                                 (302) 571-1253 (fax)

                                 Counsel for the Debtor and Debtor in Possession

                                 GEBHARDT & SMITH LLP

                                 /s/ Louis J. Ebert
                                 -----------------------------------------------
                                 Louis J. Ebert (#4625)
                                 901 Market Street, Suite 451
                                 Wilmington, Delaware 19801
                                 302-656-9002
                                 302-429-5953 (facsimile)

                                 Counsel for General Electric Capital
                                 Corporation